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                                                                    EXHIBIT 23.2

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2002 relating to the consolidated financial statements of TIBCO Software Inc., which appears in TIBCO Software Inc.'s Annual Report on Form 10-K for the year ended November 30, 2001.

/s/ PricewaterhouseCoopers LLP

San Jose, California
May 21, 2002